UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2018
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NioCorp Developments Ltd.
(Exact name of registrant as specified in its charter)
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British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)
7000 South Yosemite Street, Suite 115 Centennial, Colorado 80112 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 639-4647 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Smith Extensions

As previously disclosed, NioCorp Developments Ltd. (the “Company”) received a loan of $1.5 million from Mark A. Smith, the Company’s Chief Executive Officer, President, Executive Chairman and Director, pursuant to a loan agreement, dated June 17, 2015 (as amended on July 13, 2016 and March 20, 2017, the “Smith Loan”), by and between the Company and Mr. Smith. Also, as previously disclosed, the Company entered into a $2.0 million non-revolving credit facility agreement, dated January 16, 2017 (as amended on March 20, 2017, the “Smith Credit Facility”), by and between the Company and Mr. Smith.

On April 6, 2018, the Company and Mr. Smith entered into amending agreements to each of the Smith Loan (the “Smith Loan Extension Agreement”) and the Smith Credit Facility (the “Smith Credit Facility Extension Agreement”), extending the maturity dates of the Smith Loan and the Smith Credit Facility to June 17, 2019 and June 16, 2019, respectively.

The above description of the Smith Loan Extension Agreement and the Smith Credit Facility Extension Agreement is qualified in its entirety by reference to the Smith Loan Extension Agreement and the Smith Credit Facility Extension Agreement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure regarding the Smith Loan Extension Agreement and the Smith Credit Facility Extension Agreement contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
10.1	Smith Loan Extension Agreement
10.2	Smith Credit Facility Extension Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

By: /s/ Neal S. Shah
Name: Neal S. Shah
Title: Chief Financial Officer

Date: April 9, 2018